UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 1, 2012

China Hefeng Rescue Equipment, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-54224	80-0654192
(Commission File Number)	(IRS Employer Identification No.)

No. 88, Taishan Street
Beigang Industrial Zone
Longgang District, Huludao
Liaoning Province, China
(Address of Principal Executive Offices)

(86) 0429-3181998
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendment to Articles of Incorporation of Bylaws; Change in Fiscal Year

On August 1, 2012, China Hefeng Rescue Equipment, Inc. (formally known as Bridgeway Acquisition Corp., the “Company”) filed a Certificate of Amendment of Certificate of Incorporation (the “Amendment”) to change its name from “Bridgeway Acquisition Corp.” to “China Hefeng Rescue Equipment, Inc.” (the “Name Change”).  The Name Change was legally effective as of August 1, 2012.

A copy of the Amendment is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 3.1, and its terms are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 10, 2012, the Company received a unanimous written consent from the board of directors, and on August 1, 2012, the Company had received a written consent from the majority stockholder of the Company, representing 54% of the voting securities of the Company, approving the Name Change.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Hefeng Rescue Equipment, Inc.

Date: August 3, 2012	By:/s/ Zhengyuan Yan
Zhengyuan Yan
(Principal Executive Officer)